                                                                    EXHIBIT 10.8

["****" indicates material omitted and filed separately with Securities and Exchange Commission pursuant to a request for confidential treatment.]

                       EXCLUSIVE LICENSE AGREEMENT (#5)
                   FOR VIRALLY INACTIVATED CELLULAR PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.
                   -----------------------------------------


                              TABLE OF CONTENTS

                                                                                PAGE
ARTICLE I.  DEFINITIONS.......................................................    1

1.1.   "AFFILIATE"............................................................    1
1.2.   "CONTRACT MANUFACTURING"...............................................    2
1.3.   "CONTRACT MANUFACTURING SALES".........................................    2
1.4.   "DIRECT SALES".........................................................    3
1.5.   "EFFECTIVE DATE".......................................................    3
1.6.   "KNOW-HOW".............................................................    3
1.7.   "MILES AGREEMENTS".....................................................    3
1.8.   "NET PROCEEDS".........................................................    4
1.9.   "PATENT RIGHTS"........................................................    4
1.10.  "PRODUCT(S)"...........................................................    5
1.11.  "SUBLICENSEE DIRECT SALES".............................................    5
1.12.  "SUBLICENSEE CONTRACT MANUFACTURING SALES".............................    5
1.13.  "SUPPLIERS/PURCHASERS".................................................    6
1.14.  "TERRITORY"............................................................    6
1.15.  "UNIT(S)"..............................................................    6

ARTICLE II.   LICENSE GRANT ..................................................    6

ARTICLE III.  DISCLOSURE, IMPROVEMENTS AND FDA
              FILINGS.........................................................    7

ARTICLE IV.   PAYMENTS AND ROYALTIES .........................................    9

ARTICLE V.    REPORTS, RECORDS AND ACCOUNTING FOR
              ROYALTIES.......................................................   12

ARTICLE VI.   REPRESENTATIONS.................................................   13

ARTICLE VII.  COMPLIANCE; INDEMNIFICATION.....................................   14

ARTICLE VIII. INFRINGEMENT....................................................   15

ARTICLE IX.   CONFIDENTIALITY.................................................   16

ARTICLE X.    TERM; TERMINATION...............................................   17

ARTICLE XI.   NOTICES.........................................................   20

ARTICLE XII.  ASSIGNMENT AND SUCCESSION.......................................   21

ARTICLE XIII. GOVERNING LAW...................................................   21

ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT.....................................   22

ARTICLE XV.   SEVERABILITY....................................................   22

                          EXCLUSIVE LICENSE AGREEMENT
                   FOR VIRALLY INACTIVATED CELLULAR PRODUCTS
                   -----------------------------------------


     AGREEMENT effective as of the EFFECTIVE DATE, by and between The New York Blood Center, Inc. ("NYBC"), having an office at 310 East 67th Street, New York, New York 10021, U.S.A., and Melville Biologics, Inc., a Delaware Corporation, having an office at 155 Duryea Road, Melville, New York 11747, U.S.A. ("LICENSEE").

     WHEREAS, NYBC has developed know-how and patent rights relating to virus inactivation technology for use with cellular products; and

     WHEREAS, LICENSEE desires to acquire an exclusive license under such NYBC know-how and patent rights for the manufacture and sale of such products; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and LICENSEE mutually agree as follows:

ARTICLE I.  DEFINITIONS

        As used in this Agreement, the following terms shall be defined as set forth below:

1.1. "AFFILIATE" shall mean a corporation or other business entity controlled by, controlling or under common control with a party. For this purpose, control of a corporation or other business entity shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in, or a fifty percent (50%) or greater interest in the equity of, such corporation or other business entity, or the maximum percentage that a foreign investor may own, if equal to or less than fifty percent (50%), pursuant to local laws, customs or regulations of any country, but such corporation, or other business entity, shall be deemed to be an AFFILIATE for only so long as such ownership or control exists. Notwithstanding anything herein to the contrary, for the purposes of this Agreement, NYBC is not an AFFILIATE of LICENSEE.

1.2. "CONTRACT MANUFACTURING" shall mean the viral inactivation processing by LICENSEE (or a sublicensee) of material supplied by or on behalf of SUPPLIERS/PURCHASERS such that the material becomes PRODUCT, which PRODUCT (or its equivalent) is intended for sale and/or distribution by such SUPPLIERS/PURCHASERS.

1.3. "CONTRACT MANUFACTURING SALES" shall mean the product of the number of UNITS produced by CONTRACT MANUFACTURING and shipped to SUPPLIERS/PURCHASERS times the price at which each UNIT is sold by the SUPPLIERS/PURCHASERS to third parties, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between SUPPLIERS/PURCHASERS and their affiliates, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of SUPPLIERS/PURCHASERS and their affiliates in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.4. "DIRECT SALES" shall mean the total consideration received by LICENSEE and/or its AFFILIATES from the sale, transfer or disposal of PRODUCT to third parties, exclusive of amounts received by LICENSEE and its AFFILIATES as a result of CONTRACT MANUFACTURING, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between LICENSEE and its AFFILIATES, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of LICENSEE and its

        AFFILIATES in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.5. "EFFECTIVE DATE" of this Agreement shall mean the date of closing of the sale of shares of common stock of LICENSEE to one or more funds controlled by Ampersand Ventures, so long as this occurs prior to December 1, 1995.

1.6. "KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of light and/or certain compounds and the removal of process chemicals from labile biological mixtures as described generally on Appendix A hereof.

1.7.    "MILES AGREEMENTS" shall mean the following agreements:

        (a) the Reimbursement and Security Agreement dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

        (b) the Mortgage, Security Agreement and Fixture Filing dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

        (c) the Lease Agreement dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

        (d) the Agreement for Custom Processing dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.; and

        (e) the Term Note dated February 7, 1995 between Melville Biologics, Inc. and PNC Bank, National Association.

1.8. "NET PROCEEDS" shall mean the total consideration received by LICENSEE in any form (including without limitation upfront payments, license signing and maintenance fees, minimum payments, royalties, research and development funds, equipment and supplies, equity purchases in excess of fair market value, etc.) from any third party or parties for a sublicense (or other right, license, privilege or immunity) to make (or have made by a third party), use and sell (or otherwise dispose of) a PRODUCT. NET PROCEEDS does not include DIRECT SALES and amounts received as a result of CONTRACT MANUFACTURING by LICENSEE.

1.9. "PATENT RIGHTS" mean the NYBC patents and patent applications listed on Appendix A hereof relating to the inactivation of viruses by the use of light and/or certain compounds and the removal of process chemicals from labile biological mixtures.

1.10. "PRODUCT(S)" shall mean any product listed on Appendix B hereof, the manufactures use or sale of which (1) involves the use of KNOW-HOW or
        (2) is covered by a claim of PATENT RIGHTS.

1.11. "SUBLICENSEE DIRECT SALES" shall mean the total consideration received by a sublicensee and/or its affiliates from the sale, transfer or disposal of PRODUCT to third parties, exclusive of amounts received by sublicensees and their affiliates as a result of CONTRACT Manufacturing, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between a sublicensee and its affiliates, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of the sublicensee and its affiliates in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.12. "SUBLICENSEE CONTRACT MANUFACTURING SALES" shall mean the product of the number of UNITS produced by CONTRACT MANUFACTURING by a sublicensee and shipped to SUPPLIERS/PURCHASERS times the price at which each UNIT is sold by the SUPPLIERS/PURCHASERS to third parties, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between SUPPLIERS/PURCHASERS and their affiliates, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of SUPPLIERS/PURCHASERS and their affiliates in a bona fide, arms-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.13. "SUPPLIERS/PURCHASERS" shall mean non-AFFILIATES of LICENSEE (or a sublicensee) who receive PRODUCT from LICENSEE (or a sublicensee) as a result of CONTRACT MANUFACTURING and who sell and/or resell PRODUCT to third parties.

1.14.   "TERRITORY" shall mean worldwide.

1.15. "UNIT(S)" shall mean PRODUCT packaged for sale in a single container and intended for use by consumers/patients.

ARTICLE II.  LICENSE GRANT

2.1. Subject to paragraph 2.4 hereof, NYBC grants to LICENSEE, under the terms and conditions of this Agreement, an exclusive license, with the right to grant sublicenses, under PATENT RIGHTS and KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by such PATENT RIGHTS and KNOW-HOW for the manufacture, use and sale of PRODUCT. LICENSEE will not grant any sublicense under KNOW-HOW and/or PATENT RIGHTS unless it first receives the prior written consent of NYBC, which consent will not be unreasonably withheld.

2.2. The license and sublicense grant herein is limited to making, using, selling, or disposing of PRODUCT in the TERRITORY.

2.3. Nothing contained in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license except as expressly specified in paragraphs 2.1 and 2.2 hereof. LICENSEE agrees not to utilize the PATENT RIGHTS and KNOW-HOW licensed under this Agreement in the development, manufacture or use of any product not listed on Appendix B hereof, unless first permitted to do so under a separate written agreement with NYBC.

2.4. NYBC shall retain the right to make and use PRODUCTS in its own laboratories for scientific purposes and for continued research. Further, NYBC shall have the right to make PRODUCTS available to other scientific institutions and researchers for scientific and research purposes.

ARTICLE III.  DISCLOSURE, IMPROVEMENTS AND FDA FILINGS

3.1.    LICENSEE acknowledges receipt of KNOW-HOW.

3.2. NYBC shall have the right, but not the obligation, to inspect LICENSEE's manufacturing sites, validation and/or processing records as they pertain to the use and implementation of PATENT RIGHTS and KNOW-HOW.

3.3. For so long as LICENSEE has an exclusive license under paragraph 2.1, NYBC hereby grants LICENSEE a right of first negotiation for a license under any technology developed by NYBC after the EFFECTIVE DATE of this Agreement (and not otherwise encumbered) in the field of viral inactivation for use with PRODUCTS ("New Technology"). In implementation of the foregoing, at least once a year during the term of this Agreement, NYBC will notify LICENSEE in writing of any New Technology developed by NYBC and, at LICENSEE's option, conduct good faith negotiations with

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


        LICENSEE for a license under such New Technology for PRODUCTS under terms and conditions similar to those set forth herein. If NYBC and LICENSEE are unable to reach an agreement with respect to such New Technology within ******** of the first notification provided by NYBC regarding such New Technology, then NYBC shall be free to license such technology to a third party.

3.4. In each of calendar years ********, LICENSEE shall spend a minimum of ******** (direct costs only) per annum, exclusively in the further development, evaluation and registration of PRODUCTS.

3.5. Within ninety days (90) of the end of calendar year 1996, 1997 and 1998, LICENSEE shall provide NYBC with a report detailing the progress made in the development, evaluation and registration of PRODUCTS and including a detailed accounting of all expenditures made in the preceding year by LICENSEE exclusively for the development, evaluation and registration of PRODUCTS. NYBC shall have the unfettered right to confirm the accuracy of all aspects of the detailed accounting provided by LICENSEE.

3.6. If LICENSEE does not fulfill its obligations under paragraph 3.4 above for any one of calendar years ********, then NYBC, at its sole option, may terminate this Agreement, upon ten days (10) written notice to LICENSEE. Upon termination of this Agreement pursuant to this paragraph, NYBC shall have an irrevocable, paid-up, non-exclusive license, with the right to grant sublicenses, to make, use and sell within the TERRITORY any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

ARTICLE IV.  PAYMENTS AND ROYALTIES

4.1. LICENSEE shall pay NYBC a running royalty at the rate of ******** of DIRECT SALES and ******** of CONTRACT MANUFACTURING SALES.

4.2. LICENSEE shall pay to NYBC, on a quarterly basis, the greater of ******** of NET PROCEEDS received from each sublicensee or ******** of the SUBLICENSEE DIRECT SALES and ******** of SUBLICENSEE CONTRACT MANUFACTURING SALES.

4.3. LICENSEE shall make the following payments to NYBC during the term of this Agreement in order to maintain the licenses granted hereunder:

        (a) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This
            payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof.

        (b) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This
            payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof.

        (c) ******** per annum, payable each year in four equal installments on February 1, May 1, August 1 and November 1, beginning in calendar year **** and continuing for each calendar year thereafter until termination of this Agreement. The payment for each calendar year may be credited against royalties due to NYBC, if any, for such calendar year under paragraphs 4.1 and 4.2 hereof.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        (d) NYBC, at its sole option, may terminate this Agreement if LICENSEE fails to make any of the payments required by this paragraph after notice of such failure to LICENSEE and a reasonable opportunity (ten
            (10) days from receipt of notice) to cure.

4.4. LICENSEE shall make all payments due under paragraphs 4.1 and 4.2 of this Agreement on a quarterly basis within thirty (30) days after the end of each calendar quarter.

4.5. All payments due under this Agreement shall be made without deductions for taxes, assessments or other charges of any kind which may be imposed on NYBC by any foreign government or political subdivision thereof with respect to any amounts payable to NYBC pursuant to this Agreement, and such taxes, assessments or other charges shall be assumed by LICENSEE.

4.6. All payments due under this Agreement shall be made in United States dollars. All royalty calculations hereunder shall be based on the currency in which the sale was made, with total sales converted to United States dollars based on the exchange rate of Citibank, New York, on the first day of the month in which the royalty becomes due.

4.7. LICENSEE will make a reasonable quantity of PRODUCTS available for purchase by NYBC, ** *** **** *********** *** ***** ** ***** *** *******
        *** ***** **** ********* *** ******** **** ** ******** ** ***** ** *****
        ***** *** ***** ******* ** **** ***** ** ******* ** *** ******* *******
        LICENSEE shall be relieved of its obligations under this paragraph if elimination of NYBC's most favored customer status is required in order to achieve a development and distribution agreement with a third party.

4.8. If it is necessary for LICENSEE to pay royalties under issued patents, patent applications or know-how to any third party in order for LICENSEE to make, have made, use or sell PRODUCTS, LICENSEE may offset ******** of the royalties payable to third

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        parties on LICENSEE's sales of PRODUCT against royalties payable to NYBC on DIRECT SALES and CONTRACT MANUFACTURING SALES, provided that under no circumstances may such royalties to NYBC be reduced by more than a total of ******** (i.e. fall below ******** of DIRECT SALES and CONTRACT MANUFACTURING SALES) in any calendar year as a result of such offsets.

ARTICLE V.  REPORTS, RECORDS AND ACCOUNTING FOR ROYALTIES

5.1. Within thirty (30) days after the end of each calendar quarter during the term of this Agreement, LICENSEE shall forward to NYBC a written report setting forth all NET PROCEEDS, SUBLICENSEE DIRECT SALES, SUBLICENSEE CONTRACT MANUFACTURING SALES, DIRECT SALES and CONTRACT MANUFACTURING SALES. All such information shall be presented on a country-by-country basis and a sublicensee-by-sublicensee basis for the previous calendar quarter and shall indicate the amount of royalties due, together with sufficient supporting information to enable confirmation by NYBC. LICENSEE shall also provide to NYBC a copy of all reports received from sublicensees.

5.2. LICENSEE shall keep full and accurate books of accounts and other records in accordance with generally accepted accounting practice, showing all information necessary for NYBC to ascertain and verify the royalties payable by LICENSEE hereunder. During the term of this Agreement, and for three (3) years thereafter, NYBC shall have the right to have, at its own expense and upon ten (10) days written notice, an independent certified public accountant of its own choosing, inspect, during regular business hours, said books, records, files and all supporting data relating to records kept pursuant to this Agreement. LICENSEE also agrees to permit NYBC, or its representatives, to make and retain copies of any and all invoices, records and accounts kept by LICENSEE pursuant to this Agreement. If the inspection of LICENSEE by NYBC reveals an underpayment to NYBC of ten percent (10%) or greater, then the costs of such inspection shall be borne by LICENSEE.

5.3. On or about April 1, 1997 and each year thereafter during the term of this Agreement, LICENSEE shall provide a written report to NYBC describing LICENSEE's efforts to commercialize PRODUCTS, including a description of LICENSEE's efforts to obtain any required governmental approval to market PRODUCTS and to grant sublicenses and, when required by paragraphs 3.4 and 3.5, a detailed accounting of all monies spent by

        LICENSEE in the preceding calendar year exclusively for the development, evaluation and registration of PRODUCTS. NYBC agrees to keep such reports confidential.

ARTICLE VI.  REPRESENTATIONS

6.1.    Nothing in this Agreement is or shall be construed as:

        (a) A warranty or representation by NYBC that anything made or used by LICENSEE under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties; or

        (b) Granting by implication, estoppel, or otherwise any license, right or interest other than as expressly set forth herein.

6.2. Except as expressly set forth in this Agreement, the parties MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTE OR OTHERWISE, AND THE PARTIES SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT.

6.3. LICENSEE represents and warrants that it shall not, directly or indirectly, use NYBC's tradenames or trademarks in connection with promotions, advertising or sales activity, without the prior written consent of NYBC. Further, LICENSEE shall not make any use of NYBC's name without NYBC's prior written consent, except if the use of NYBC's name is required by law, regulation or judicial order, in which event LICENSEE will promptly inform NYBC prior to any such required use.

6.4. LICENSEE represents and warrants that it has adequate insurance and financial resources to cover all liability for any failure including, without limitation, failure in design, manufacture, production and/or operation.


ARTICLE VII.  COMPLIANCE; INDEMNIFICATION

7.1. NYBC shall not be liable to LICENSEE, its AFFILIATES, its sublicenses or any third party for any injury, illness, disease, allergy, allergic reaction, side effect, death, or other adverse experience arising out of, or in connection with, or as a consequence of research, manufacture, testing, advertising, sale, distribution, or other use of PRODUCT.

7.2. LICENSEE shall conduct all of its operations relating to PRODUCT in accordance with all applicable laws, regulations, requirements, and other standards, which may be in effect from time-to-time, of all pertinent governmental authorities, including, without limitation, standards for the validation and processing of PRODUCT.

7.3. LICENSEE agrees to exercise a reasonable standard of care in conducting its activities relating to PRODUCT, including the testing, manufacture, packaging, marketing, advertising, distribution and sale of PRODUCT.

7.4. LICENSEE agrees to indemnify, defend and hold harmless NYBC, its directors, officers, employees and agents from and against any and all loss, damage, demands, claims, actions and causes of action, assessments, liabilities, costs and expenses which they may incur because of injury to or death of any person or any other claim arising out of, or in connection with, or as a consequence of, LICENSEE's manufacture, sale, or use of PRODUCT.

ARTICLE VIII.  INFRINGEMENT

8.1. LICENSEE shall promptly provide written notification to NYBC in the event of any third party infringement, or possible infringement, of PATENT RIGHTS in the TERRITORY. Upon receipt of such notice, NYBC shall have the right, at its sole discretion, to take appropriate legal action in connection therewith. In the event that NYBC shall elect to take such action, the conduct of the action shall be entirely directed by NYBC, and NYBC shall pay all costs and expenses associated therewith and retain all recoveries of any such action.

8.2. In the event NYBC decides that it will not take legal action against an alleged infringer, LICENSEE shall have the right to take appropriate legal action against the alleged infringer and shall pay all costs and expenses associated therewith and retain all recoveries of any such action. LICENSEE shall not initiate or settle or compromise any such legal action without first obtaining the written consent of NYBC, which consent shall not be unreasonably withheld.

8.3. In the event that either party initiates or carries on legal proceedings against an alleged infringer, then the other party shall fully cooperate with and supply all assistance reasonably requested by the litigating party. The non-litigating party, at its own expense, may be represented by counsel of their choice in any such proceeding.

8.4. LICENSEE agrees to report to NYBC, promptly and in written detail, each claim of patent infringement made by a third party against LICENSEE as a result of LICENSEE's manufacture, use or sale of PRODUCTS.

ARTICLE IX.    CONFIDENTIALITY

9.1. LICENSEE agrees not to use or disclose to any third party any KNOW-HOW provided to it pursuant to this Agreement except as contemplated herein. This obligation shall not apply to any information which:

       (a) is or subsequently becomes known to the public through no fault of LICENSEE;

       (b) was in the possession of LICENSEE prior to disclosure by NYBC as established by documentation provided by LICENSEE to NYBC within thirty (30) days of disclosure of such information by NYBC to LICENSEE;

       (c) is obtained from a third party who or which has the lawful right to disclose same to LICENSEE;

       (d) is disclosed to governmental authorities in response to a lawful order or demand for disclosure, or in order to obtain required consents, permits, licenses, or other approvals relating to the manufacture, use or sale of PRODUCT.

9.2. LICENSEE agrees to treat as confidential the terms and conditions of this Agreement. Further, LICENSEE agrees not to issue any press release or other public statement disclosing the existence of, or relating to, this Agreement without the prior written consent of NYBC.

9.3. The provisions of this Article shall survive termination, cancellation, or expiration of this Agreement.

ARTICLE X.     TERM; TERMINATION

10.1. The term of this Agreement shall be from the EFFECTIVE DATE until the later of the seventeenth anniversary of the EFFECTIVE DATE or the last to expire patent of PATENT RIGHTS, unless this Agreement is terminated earlier in accordance with the provisions of this Article.

10.2.  NYBC may terminate this Agreement at any time upon notice to LICENSEE if:

       (a) LICENSEE fails to cure a breach of this Agreement within thirty (30) days after notice thereof; or

       (b) LICENSEE fails to make payments due under paragraphs 4.1, 4.2 or 4.3 of this Agreement within ten (10) days after notice thereof; or

       (c)  LICENSEE fails to meet its obligations under paragraphs 3.4, 3.5 or
            3.6 of this Agreement; or

       (d) LICENSEE fails in the performance of its obligation to conform to applicable standards, regulations, or guidelines of the applicable governmental agency, as determined by NYBC or governmental agency review and fails to cure such breach within ninety (90) days after notice thereof; or

       (e) LICENSEE becomes insolvent, is adjudged bankrupt, files a petition in bankruptcy, makes an assignment for the benefit of creditors or seeks relief generally from its debts and obligations in accordance with a similar or analogous procedure; or

       (f) LICENSEE fails to make and sell PRODUCT within seven (7) years of the EFFECTIVE DATE; or

       (g) an Event of Default or a default occurs prior to February 1, 1997 under any one or more of the MILES AGREEMENTS.

       Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC. Further, upon such termination, NYBC shall have an irrevocable paid-up, non-exclusive license, with the right to grant sublicenses, to make, use and sell within the TERRITORY any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS.

10.3.  The expiration or earlier termination of this Agreement will not:

       (a) affect the right of LICENSEE to sell PRODUCT manufactured prior to the date of expiration or termination, provided that such sales, notwithstanding expiration or termination, will be subject to royalties in accordance with the provisions of Article IV and provided further that such termination is not due to the reasons set forth in, paragraph 10.2(d) hereof; or

       (b) relieve LICENSEE from any other obligation under this Agreement, including, without limitation, obligations to forward reports, maintain records, permit an audit or inspection and to maintain confidentiality; or

       (c) release LICENSEE from any liability resulting from an act or omission prior to expiration or termination or an act or omission, whenever arising, relating to the provisions of Article VII.

10.4. Invalidation by a court of last resort of any claim(s) of any or all of the patents comprising PATENT RIGHTS shall relieve LICENSEE of its obligations with respect to such claims; but, notwithstanding any other clause herein, shall not terminate this Agreement.

10.5. LICENSEE may terminate this Agreement upon providing ninety (90) days prior written notice to NYBC. Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC. Further, upon such termination, NYBC shall have an irrevocable paid-up, non-exclusive license, with the right to grant sublicenses, to make, use and sell within the TERRITORY any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS.

ARTICLE XI.    NOTICES

11.1. Any notice, report or other communication required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if mailed by Certified Mail, postage prepaid, or sent by facsimile, confirmed forthwith in written dispatch as described herein, addressed to such other party at its respective address as follows:

       If to NYBC:
       ----------

       The New York Blood Center, Inc.
       310 East 67th Street
       New York, NY 10021-6295
       U.S.A.

       Attention:  Office of Patents And Licensing
              cc:  General Counsel


       If to LICENSEE:
       --------------

       Melville Biologics, Inc.
       155 Duryea Road
       Melville, New York 11747
       U.S.A.

       Attention:  President

ARTICLE XII.   ASSIGNMENT AND SUCCESSION

12.1. The rights and licenses granted by NYBC in this Agreement are personal to LICENSEE and may not be assigned or otherwise transferred without the prior written consent of NYBC. Any attempted assignment or transfer without such consent shall be void and without effect.

12.2. NYBC may assign or otherwise transfer this Agreement to any third party or to a subsidiary of NYBC. NYBC shall give LICENSEE written notice of such assignment or transfer and the written agreement of such assignee or transferee to be bound by the terms and conditions of this Agreement. Upon such assignment or transfer and agreement by such assignee or transferee, the term NYBC as mused herein shall mean such assignee or transferee.

ARTICLE XIII.  GOVERNING LAW

13.1. This Agreement shall be construed and the rights of the parties governed in accordance with the laws of the State of New York, excluding its law of conflict of laws. Any dispute or issue arising hereunder, including any alleged breach by LICENSEE, shall be heard, determined and resolved by an action commenced in the federal courts in New York City, New York, which the parties hereby agree shall have proper jurisdiction over the issues and the parties.

       LICENSEE hereby agrees to submit itself to the jurisdiction of the federal courts in New York and waives the right to make any objection based on jurisdiction or venue. The New York courts shall have the right to grant all relief to which each party is or shall be entitled hereunder, including all equitable relief as the Court may deem appropriate.

13.2. This Agreement has been prepared jointly and shall not be strictly construed against any party.

ARTICLE XIV.   ENTIRE AGREEMENT; AMENDMENT

14.1. This Agreement supersedes all prior written and oral communications between the parties with respect to PRODUCT and sets forth the entire Agreement of the parties with respect to the subject matter contained herein and may not be modified or amended except as expressly stated herein or by a written agreement duly executed by both parties hereto.

ARTICLE XV. SEVERABILITY

15.1. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

                              THE NEW YORK BLOOD CENTER, INC.


                              By:    /s/ John W. Adamson, M.D.
                                    --------------------------------

                              Name:  John W. Adamson, M.D.
                                    --------------------------------

                              Title: President
                                     -------------------------------

                              Date:  9/21/95
                                    --------------------------------


                              MELVILLE BIOLOGICS, INC.


                              By:    /s/ Thomas R. Ostermueller
                                    --------------------------------

                              Name:  Thomas R. Ostermueller
                                   ---------------------------------

                              Title: President
                                     -------------------------------

                              Date:  9/21/95
                                     -------------------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                  APPENDIX A
                     FOR EXCLUSIVE LICENSE AGREEMENT (#5)
                   FOR VIRALLY INACTIVATED CELLULAR PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.


                               KNOW-HOW - 1 Page

                               PATENTS - 2 Pages

      **************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************[3 pages omitted]****************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**********************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                  APPENDIX B
                                  ----------

                                   PRODUCTS
                                   --------


     ** **** ********* ** ***** ****** *** ***** **** ************ *** ********
*************

                                                                [EXECUTION COPY]


                 AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (#5)
                   FOR VIRALLY INACTIVATED CELLULAR PRODUCTS

                                    between

                   THE NEW YORK BLOOD CENTER, INC. ("NYBC")

                                      and

V.I. TECHNOLOGIES, INC. (Formerly known as Melville Biologics, Inc.)("LICENSEE")


        Whereas the above parties have executed the above-captioned Exclusive License Agreement (#5) For Virally Inactivated Cellular Product on September 21, 1995, which agreement remains in full force and effect as of the date of this AMENDMENT (the "EXCLUSIVE LICENSE AGREEMENT").

        Whereas the above parties mutually desire to amend the EXCLUSIVE LICENSE AGREEMENT so as to reflect current business opportunities available to LICENSEE, utilizing the viral inactivation technology and to facilitate LICENSEE's entry into a Joint Development, Marketing and Distribution Agreement (the "JOINT DEVELOPMENT AGREEMENT") with Pall Corporation, a New York corporation, having principal offices at 2200 Northern Blvd., East Hills, New York 11548 ("PALL CORPORATION"), this AMENDMENT to remain in effect for the duration of the JOINT DEVELOPMENT AGREEMENT (and any amendments thereto and extensions thereof) between LICENSEE and PALL CORPORATION or the term of the EXCLUSIVE LICENSE AGREEMENT, whichever shall be shorter.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and LICENSEE mutually agree as follows (all terms in capitals retaining their original meanings unless otherwise defined herein):

["**** indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

        A. For the purpose of this AMENDMENT and to facilitate LICENSEE's entry into the JOINT DEVELOPMENT AGREEMENT, the EXCLUSIVE LICENSE AGREEMENT is hereby amended and supplemented as follows:

        i)     *** **** ********** ******** ***** **** * ***** ** **********
********** ************ ******* *** *** ******** *** ******* ****** ***********
** ***** ****** *** ***************** ******** ** ***** ***** ******** *** ***
** * ***** ***** ******* ** *** ***** ***** ******** ** *********** **** ****
************* ******* *** *********** ********** *** ******* ** ***** ******
********* ********* ******* ***** ******* ******* ** *** ***** *************
******** ** **** *********** **** ***** ************* ** ** *** ** ****
********* ** ***** ****** *** ***** **** ************ *** ******** *************
*** *** ************ *** ** **** ** ***** *** ******** *** *** ** ******** **
*** ** ******* ** * ***** ** ****** ******* ********* ******* **** *** ********
*** ***** *** ** *********** ** ******** *** **** ********** **********
********* ********* ******* ***** ******* ******* ** *** ***** **************

        ii) the term "CONTRACT MANUFACTURER" shall mean a third party manufacturing INACTIVATION PRODUCT for PALL CORPORATION's account.

        iii) the term "FISCAL QUARTER" shall mean a fiscal quarter which ends on the Saturday nearest to the last day of January, April, July or October in each year.

        iv) the term "INACTIVATION PRODUCT" shall mean a viral inactivation compound, developed for and transferred to PALL CORPORATION by LICENSEE or CONTRACT MANUFACTURER, for the ex vivo treatment of whole blood, red blood cell concentrates and platelet concentrates the manufacture, use or sale of which (1) involves the use of KNOW-HOW or (2) is covered by a claim of PATENT RIGHTS.

        v) the term "PALL INFORMATION" shall mean all information made available to NYBC, by PALL CORPORATION or by LICENSEE which is either non-public, confidential or proprietary in nature, including but not limited to equipment, processes, methods, trade and business secrets, know-how, technical and non-technical materials, notes, memoranda, drawings, product samples and specifications, financial information, reports, employee and contractor information, price and quotations information, sources of supply, customer lists, business plans and all data and other information which is furnished by PALL CORPORATION, or by LICENSEE, to NYBC in connection with, relating to or regarding INACTIVATION PRODUCT, AMENDMENT PRODUCT, or the JOINT DEVELOPMENT AGREEMENT between LICENSEE and PALL CORPORATION and any other information designated by LICENSEE or PALL CORPORATION as confidential or proprietary, regardless of whether such information is furnished to NYBC by LICENSEE under the terms of this AMENDMENT and whether such information is transmitted orally or in writing.

        PALL INFORMATION shall not include any information that (i) was rightfully in the possession of NYBC prior to the date of disclosure by PALL CORPORATION, or by LICENSEE, to NYBC of such information, as evidenced by written documents; (ii) was in the public domain prior to disclosure by PALL CORPORATION, or by LICENSEE to NYBC; (iii) becomes part of the public domain by publication or otherwise, except by an unauthorized act or omission of NYBC or its officers, directors, employees, agents or representatives; (iv) is supplied to NYBC by a third party, who is under no obligation to LICENSEE or PALL CORPORATION to maintain such information in confidence; (v) is required to be disclosed pursuant to applicable law, provided that if NYBC believes it is required to disclose any PALL INFORMATION pursuant to applicable law, it shall give timely written notice to LICENSEE and PALL CORPORATION so they may have an opportunity to obtain a protective order or other appropriate relief.

        B. In addition to the rights granted to LICENSEE under Article II of the EXCLUSIVE LICENSE AGREEMENT, NYBC hereby grants to LICENSEE, under the terms and conditions of this AMENDMENT, an exclusive, worldwide license, under PATENT RIGHTS and KNOW-HOW (a) to make, have made, use, sell, or otherwise dispose of AMENDMENT PRODUCT and (b) to use the methods covered by such PATENT RIGHTS and

KNOW-HOW for the manufacture, use and sale of AMENDMENT PRODUCT. LICENSEE shall also have the right without NYBC's consent to grant sublicenses under PATENT RIGHTS and KNOW-HOW for the manufacture, use and sale of AMENDMENT PRODUCT to PALL CORPORATION and to extend the right to use the methods covered by such PATENT RIGHTS and KNOW-HOW to end-user purchasers of AMENDMENT PRODUCT or any product utilizing, including or incorporating AMENDMENT PRODUCT. If LICENSEE fails to meet PALL CORPORATION's requirements, PALL CORPORATION shall have the right to have INACTIVATION PRODUCT made by a CONTRACT MANUFACTURER which has been approved by NYBC, which approval shall not be unreasonably withheld or delayed. LICENSEE shall remain responsible for the activities of PALL CORPORATION pursuant to a sublicense granted to PALL CORPORATION under this Paragraph B.

        C. The negotiation right to New Technology under Section 3.3 of the EXCLUSIVE LICENSE AGREEMENT shall be limited to apply to any New Technology which competes directly or indirectly through a different channel of trade with AMENDMENT PRODUCT or INACTIVATION PRODUCT in the inactivation of viruses and pathogens for the decontamination of red blood cells and/or platelets in either whole blood, packed red cells, platelet concentrates or apheresis platelets.

        D. At LICENSEE's option it may substitute reports regarding the progress, development and evaluation of INACTIVATION PRODUCT and AMENDMENT PRODUCT for reports required with respect to the progress, development and evaluation of PRODUCTS under Section 3.5 of the EXCLUSIVE LICENSE AGREEMENT. If LICENSEE shall exercise its option under the terms of this Paragraph D (i) it shall submit such reports every FISCAL QUARTER; and (ii) NYBC agrees that any information contained in such reports is subject to the confidentiality requirements set forth in Paragraph I of this AMENDMENT.

        E. (i) LICENSEE shall pay or cause to be paid to NYBC on a FISCAL QUARTER basis, within 30 days after the end of each FISCAL QUARTER, the following royalties (the "ROYALTIES"): with respect to each sale by PALL CORPORATION or its

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


AFFILIATES of AMENDMENT PRODUCT, ******** of the average price invoiced during the preceding FISCAL QUARTER by PALL CORPORATION for sales of AMENDMENT PRODUCT to independent third parties in arm's-length transactions, less credits or allowances, if any, for rejections or returns; less customary trade discounts actually given; less customs and duties paid; less bad debts; less separately invoiced and actually incurred taxes and other charges of any governmental authority that are imposed directly on or measured by the sale, transfer, transportation, delivery or use (but excluding taxes on net income).

        (ii)   LICENSEE shall pay NYBC minimum royalties as set forth in
Section 4.3 of the EXCLUSIVE LICENSE AGREEMENT at a rate of ******** the amounts specified in Sections 4.3(a), 4.3(b) and 4.3(c).

        F. NYBC agrees that the ROYALTIES set forth in Paragraph E(i) of this AMENDMENT shall be in lieu of any payments due under Paragraphs 4.1 and 4.2 of the EXCLUSIVE LICENSE AGREEMENT with respect to AMENDMENT PRODUCT and shall be creditable against payments due to NYBC under Paragraph 4.3 of the EXCLUSIVE LICENSE AGREEMENT.

        G. LICENSEE agrees that it shall cause PALL CORPORATION, pursuant to an agreement between LICENSEE and PALL CORPORATION, to make available to NYBC, for its own use and not for resale, a reasonable quantity of AMENDMENT PRODUCT at the lowest price paid by any third party to PALL CORPORATION in the U.S. and in Canada for such AMENDMENT PRODUCT. NYBC, at its sole discretion, may agree to waive all ROYALTIES due under this AMENDMENT in connection with such AMENDMENT PRODUCT sold to NYBC, in which event, the lowest price charged to NYBC shall be reduced by such ROYALTIES. LICENSEE and NYBC agree that the last sentence of
Section 4.7 of the EXCLUSIVE LICENSE AGREEMENT is hereby deleted.

        H. LICENSEE shall be entitled to offset against ROYALTIES, ******** payable to third parties with respect to AMENDMENT PRODUCT, except those paid to ********

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

********** **** ****** ******** ** *** ********* ********* ***** ******* ** ****
******* ********* **** *** ** to the same extent that it is entitled to with respect to PRODUCT under the terms of Section 4.8 of the EXCLUSIVE LICENSE AGREEMENT.

        I. In addition to the confidentiality requirements set forth in Sections 9.1, 9.2 and 9.3 of the EXCLUSIVE LICENSE AGREEMENT, NYBC and LICENSEE agree as follows:

        i)     NYBC agrees that during the term of this AMENDMENT and for five
(5) years following the termination or expiration of this AMENDMENT, NYBC will maintain in strictest confidence and shall not disclose, distribute or use without PALL CORPORATION's prior written consent, and shall cause their directors, officers, employees, agents, counsel and representatives to maintain in strictest confidence, not disclose, distribute or use any PALL INFORMATION, without PALL CORPORATION's prior written consent, for any purpose or in any manner other than a purpose or manner approved in writing by PALL CORPORATION.

        ii) Upon the expiration or termination of this AMENDMENT, all PALL INFORMATION will be returned to PALL CORPORATION, or, at PALL CORPORATION's election, destroyed.

        iii) The provisions of this Paragraph I will survive the expiration or termination of this AMENDMENT.

        J. NYBC agrees that, prior to exercising its termination rights set forth in Section 10.2 of the EXCLUSIVE LICENSE AGREEMENT, it shall give PALL CORPORATION notice of its intent to terminate simultaneously with the notice given to LICENSEE under the terms of Section 10.2, which notice shall expressly describe the event entitling NYBC to exercise its termination rights, and NYBC shall not terminate the EXCLUSIVE LICENSE AGREEMENT and/or this AMENDMENT if within sixty days of receipt of such notice by PALL CORPORATION, PALL CORPORATION cures the breach or eliminates the event or causes LICENSEE to cure the breach or eliminate the event giving rise to NYBC's termination rights, to the reasonable satisfaction of NYBC.

        K.     NYBC agrees that, notwithstanding the terms of Sections 10.2 and
10.5 of the EXCLUSIVE LICENSE AGREEMENT, (i) if LICENSEE or PALL CORPORATION have not satisfactorily, under the terms of Paragraph J of this AMENDMENT or the terms of Section 10.2 of the EXCLUSIVE LICENSE AGREEMENT, cured the breach or eliminated the event giving rise to NYBC's termination rights and NYBC exercises its right to terminate the EXCLUSIVE LICENSE AGREEMENT and/or this AMENDMENT, or
(ii) if LICENSEE exercises its right to terminate the EXCLUSIVE LICENSE AGREEMENT in accordance with the terms of Section 10.5 of the EXCLUSIVE LICENSE AGREEMENT, NYBC shall not acquire any rights in or with respect to (x) any patents, patent applications, know-how, inventions, data, processes, methods for manufacture or use, techniques, or other technical information or intellectual property, now owned or controlled by or licensed to or hereafter developed by or for PALL CORPORATION, independently from LICENSEE (collectively the "PALL KNOW-HOW"), (y) any products which utilize, include or incorporate any PALL KNOW-HOW, and (z) any "Joint Patents" and "Joint Inventions" as such terms are defined in the JOINT DEVELOPMENT AGREEMENT. PALL CORPORATION agrees that all rights in KNOW-HOW and PATENT RIGHTS will revert to NYBC, and PALL CORPORATION will not use KNOW-HOW and PATENT RIGHTS for any purpose whatsoever, unless permitted to do so under a separate agreement with NYBC. Nothing herein shall alter LICENSEE's obligations to NYBC in the event of a termination under Sections 10.2 and 10.5 of the EXCLUSIVE LICENSE AGREEMENT.

        L.     Notices to PALL CORPORATION shall be sent to:

               PALL CORPORATION
               2200 Northern Blvd.
               East Hills, New York  11548
               Attention:  Samuel T. Wortham
               with a copy to:

               Carter, Ledyard & Milburn
               Two Wall Street
               New York, New York  10005
               Attention:  Robert A. McTamaney, Esq.

        M. All other terms and conditions of the EXCLUSIVE LICENSE AGREEMENT shall apply to AMENDMENT PRODUCT and INACTIVATION PRODUCT as they apply to PRODUCT thereunder, provided however, that to the extent of any conflict between the terms and conditions of this AMENDMENT and the terms and conditions of the EXCLUSIVE LICENSE AGREEMENT, the terms and conditions of this AMENDMENT shall govern, supersede and prevail.

        N. This AMENDMENT shall remain in effect for (i) the term of the JOINT DEVELOPMENT AGREEMENT (and any amendments thereto and extensions thereof), provided a copy of same is provided to NYBC, or (ii) the term of the EXCLUSIVE LICENSE AGREEMENT, whichever is shorter. Termination of this AMENDMENT shall not release either party from any liability which at the time of termination had already accrued to the other party or which thereafter may accrue in respect of any act or omission prior to such termination.

        IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be executed by their duly authorized representatives.

                                            THE NEW YORK BLOOD CENTER, INC.


                                            By: /s/ Robert Jones
                                               -----------------------------


                                            Name: Robert Jones
                                                 ---------------------------


                                            Title: President
                                                  --------------------------


                                            Date: February 16, 1998
                                                 ---------------------------


                                            V.I. TECHNOLOGIES, INC.


                                            By: /s/ John R. Barr
                                               -----------------------------


                                            Name: John R. Barr
                                                 ---------------------------


                                            Title: President
                                                  --------------------------


                                            Date: February 16, 1998
                                                 ---------------------------